EXHIBIT 11



                     CONSENT OF INDEPENDENT AUDITORS


The Trustees
Cash Resource Trust



        We consent to the use of our report dated September 5, 1997 incorporated herein by reference and to the reference to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" in the statement of additional information.



                                                          KPMG Peat Marwick LLP

Boston, Massachusetts
September  26, 1997